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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2019 to September 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Annual Report

  2  0  2  0

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, teklacap.com., and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call Computershare at 1-800-426-5523 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Dear Shareholders,

We are definitely living in interesting times. In fact, I don't know how much more "interesting" things can get. We are in the middle of a global pandemic the likes of which we have not seen in a hundred years. Globally, more than one hundred and sixty million people are estimated to have been infected by the Covid-causing coronavirus. More than 1,295,185 people have succumbed to this epidemic, including more than 242,435 Americans. From April through June 2020, U.S. GDP had decreased by an annualized 32.9% while record unemployment claims were recorded. It is doubtful that these occurrences could have been imagined just a handful of months beforehand. Nor could the associated lockdowns and work from home activities be contemplated, at least by us. The personal, professional and commercial toll of this pandemic across many sectors has had a great impact on the U.S. economy and will be felt for a long, long time. Among others, the entertainment, accommodation, food service and travel sectors have been particularly hard hit and may never be the same again. It has been suggested by McKinsey and others that the most hard-hit sectors could take more than five years to fully recover.

Real GDP: Percent change from preceding quarter

Amidst this broadly distressing situation, there are some sectors and parts of the economy that are doing well. The stock market has rebounded nicely in general, and the sectors described above notwithstanding, the economy is making a comeback. GDP was up an annualized 30% by the third quarter of 2020. The healthcare sector, in particular, has retraced its losses nicely. This sector's prospects appear promising to us and others. McKinsey, for example, predicts that healthcare will be among the fastest to return to pre-Covid levels. Separately, we are encouraged by the third quarter public company reports we have seen to date.

Real GDP: Percent change from preceding quarter

Our optimism is not without some caution. We recognize that healthcare faces headwinds but feel that there are more factors favoring the sector than opposing it. The challenges have been well chronicled: a key issue is that drug prices at the individual and system level are perceived to be too high and both political parties have expressed strong interest in decreasing drug costs. We quarrel with this characterization and have cited studies that demonstrate the opposite view, but we accept that it is the prevailing lay opinion.

We counter this view with several encouraging points. As a practical matter, we do not think that the near-term legislative emphasis will be on reducing drug prices. Irrespective of which party ultimately succeeds in the elections, we believe that the focus for some time to come will be on stimulus and on helping the individuals, industries and sectors that have been damaged by the pandemic, not on decreasing drug prices. In the meantime, we think the drug and biotech sectors will be able to show that their products are well worth what they cost in terms of sparing productivity losses, morbidity and mortality.

More importantly, we are encouraged by the continued financial, scientific, clinical, regulatory and commercial progress the healthcare sector has demonstrated in 2020. According to CBInsights, the third quarter of 2020 set a record for global healthcare investment, in terms of both deals completed and dollars raised. There have been numerous scientific and clinical accomplishment in 2020. As an example, note that since the Covid epidemic began earlier this year, a host of healthcare/biotech companies have initiated the development of testing, vaccine and therapeutic products aimed at the Covid virus. At least four companies are nearing completion of pivotal clinical trials to evaluate Covid vaccines. The industry seems poised to have multiple tests, vaccines and therapeutic modalities approved for assessing, treating and preventing or lessening the severity of the Covid virus within a year of the initially reported U.S. coronavirus cases. More generally, despite the challenges presented by the Covid epidemic, the industry has submitted, and FDA has approved more than 40 new drug entities/uses in 2020. These developments are the basis for optimism about the sector.

Furthermore, we think a substantial case can be made for optimism about the future of investing in healthcare. Some subsectors such as medtech are already back to or near pre-Covid sales levels and others are heading in a similar direction. The IPO and secondary markets, drivers for both future growth and sentiment, have been strong. And the healthcare stock market itself, particularly the biotech sector, has been competitive. In aggregate, these positives make us optimistic.

Given the proximity to the U.S. election and its potential impact on and importance to the healthcare sector, we think some commentary is appropriate. At the moment (mid November 2020), it seems most likely that Mr. Biden will be elected as U.S. President and the Republican party will maintain a majority in the U.S. Senate. These results would produce a "split" government. In our view, while the outcome is hypercritical to many individuals for many reasons, we think that healthcare will be all right irrespective of the actual election outcome be it a split government or even a (Democratic) sweep. The healthcare industry is a key to addressing the Covid pandemic and to our "return to normal," and, as such, is more a part of the solution to what ails us rather than part of the problem. The sector is innovation focused and few are opposed to innovation. And, of course, the sector's main goal is to produce products that improve quality of life and reduce morbidity and mortality. And for what it is worth, many of the largest and most well-known pharma and biotech companies are cheap, trading at a discount to the broad market.

As always, we thank you for your consideration of the Tekla Funds. Please call our distribution partner Destra Capital Advisors LLC or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla Healthcare Opportunities Fund ("THQ") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THQ. THQ employs a versatile growth and income investment strategy investing across all healthcare sub-sectors and across a company's full capital structure.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Investment opportunity spans 11 sub-sectors including biotechnology, healthcare technology, managed care and healthcare REITs

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/20

Market Price[1]	$18.09
NAV[2]	$20.28
Premium/(Discount)	-10.80%
Average 30 Day Volume	110,650
Net Assets	$838,428,661
Managed Assets	$1,063,428,661
Leverage Outstanding	$225,000,000
Total Leverage Ratio[3]	21.16%
Ticker	THQ
NAV Ticker	XTHQX
Commencement of Operations Date	7/31/14
Fiscal Year to Date Distributions per Share	$1.35

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/20

Sector Diversification as of 9/30/20

This data is subject to change on a daily basis.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2020

Issuer – Sector	% of Net Assets
Merck & Co., Inc. – Pharmaceuticals	7.7%
Johnson & Johnson – Pharmaceuticals	6.8%
AbbVie, Inc. – Biotechnology	6.3%
UnitedHealth Group, Inc. – Health Care Providers & Services	5.7%
Pfizer, Inc. – Pharmaceuticals	5.5%
Bristol-Myers Squibb Co. – Pharmaceuticals	5.0%
Medtronic plc – Health Care Equipment & Supplies	4.3%
Abbott Laboratories – Health Care Equipment & Supplies	4.1%
Amgen, Inc. – Biotechnology	3.8%
Anthem, Inc. – Health Care Providers & Services	3.1%
CVS Health Corp. – Health Care Providers & Services	3.0%
Gilead Sciences, Inc. – Biotechnology	3.0%
Cigna Corp. – Health Care Providers & Services	3.0%
Stryker Corp. – Health Care Equipment & Supplies	2.8%
Becton, Dickinson and Co. – Health Care Equipment & Supplies	2.6%
Humana, Inc. – Health Care Providers & Services	2.4%
Illumina, Inc. – Life Sciences Tools & Services	2.3%
Zimmer Biomet Holdings, Inc. – Health Care Equipment & Supplies	2.2%
Boston Scientific Corp. – Medical Devices and Diagnostics	2.2%
Edwards Lifesciences Corp. – Health Care Equipment & Supplies	2.1%

Portfolio Highlights as of September 30, 2020

Among other investments, Tekla Healthcare Opportunities Fund's performance benefitted in the past year by the following:

Cigna Corp. (CI) is a large diversified managed care company that also became one of the largest Pharmacy Benefit Managers (PBMs) after acquiring Express Scripts Holding Co. in December 2018. While the company has some Medicare and Medicaid business, its medical membership skews toward the commercial employer market. The fund benefited from being overweight CI in late 2019 when the stock outperformed due to management's strong execution and capture of PBM deal synergies. Since the onset of the COVID-19 pandemic, CI has not benefited from lower medical cost trends as much as other commercial payers given its higher mix of ASO (administrative services only) fee based contracts. Since the pandemic, CI has lagged its managed care peers and the fund benefited from shifting to an underweight position in CI during this time frame.

Gilead Sciences, Inc. (GILD) is a historically antiviral focused biopharmaceutical company branching into other therapeutic areas such as oncology. The company recently repositioned their directly-acting Ebola anti-viral agent Remdesivir for the treatment of COVID-19 infections and after showing a shortening of hospital stay and trends on survival was approved for emergency use. We were overweight the stock prior to these promising clinical trial results and the stock performed strongly. Subsequently, the fund was underweight GILD benefitting from the stock's underperformance relative to its peers.

Humana, Inc. (HUM) is a managed care company focused on what we believe is an attractive market segment—Medicare Advantage (MA). The MA market has grown faster than Medicaid and non-government markets, driven by an aging population and an ongoing shift of lives from Medicare Fee for Service plans to Medicare Advantage. The fund benefited from an overweight position in HUM during this reporting period.

Among other examples, Tekla Healthcare Opportunities Fund's performance was negatively impacted by the following investments:

AbbVie, Inc. (ABBV) is a large-cap biotech company whose portfolio includes the world's best-selling drug, Humira ($19.2B in 2019 global sales). The arrival of Humira biosimilars in Europe in October 2018 had caused the stock to decline, with stronger adoption and greater pricing pressure than initially expected. However, the company recently completed its acquisition of Allergan plc, whose durable cosmetics franchise (including Botox) could help to partially off-set expected revenue declines from the arrival of U.S. Humira biosimilars in 2023. We saw upside to the newly combined company's current valuation and were overweight during this reporting period.

Danaher Corp. (DHR) is a diversified life science, diagnostics, and environmental services provider that benefitted from a large increase in testing revenue especially subsequent to FDA authorization in March of its subsidiary Cepheid's Xpert Xpress SARS-CoV-2 test. The fund was underweight DHR and preferred holding other diagnostic companies we felt were well positioned for increased COVID-19 testing demand this year and with lower valuations.

Thermo Fisher Scientific, Inc. (TMO) is one of the world's largest providers of instruments, reagents, consumables, and services to healthcare, life science and other laboratories. The fund was underweight TMO because we expected its high earnings multiple to fall with a gradual slowdown in its core business over the next few years. While company revenue growth rate declined early in the year, TMO's stock price accelerated in the second half of the year as did healthcare spend on its instrumentation and services from a temporary COVID-19 tailwind.

Fund Performance

THQ is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THQ have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THQ often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten.

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in the debt of healthcare companies. It may also invest up to 25 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THQ often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors,

THQ has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 15-30% of net assets.

There is no commonly published index which matches the investment strategy of THQ. With respect to the Fund's equity investments, THQ often holds 15-30% of its managed assets, measured at the time of investment, in biotechnology. By contrast, the S&P Composite 1500® Health Care Index* ("S15HLTH") consists of more than 170 companies representing most or all of the healthcare subsectors in which THQ typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 200 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the S&P 500® Index* ("SPX"). This index is generally reflective of the debt assets in which THQ invests though the Fund invests in the SPX debt components as well as those of smaller capitalization companies.

The S&P Composite 1500® Health Care REITs Index* ("S15HCRT") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THQ invests.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THQ is a dynamically configured multi-asset class healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THQ and to which THQ can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THQ's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THQ or the restricted security components of THQ.

10 Year Performance Ending September 30, 2020

Fund Performance for the Period Ended September 30, 2020

Period	THQ NAV	THQ MKT	NBI	S15HLTH	SPX	SP5HCBIT	S15HCRT
6 month	20.11	22.20	25.86	20.75	31.31	8.12	22.47
1 year	16.30	11.71	36.90	20.12	15.14	10.34	-29.50
5 year	10.13	10.72	6.62	12.15	14.14	6.40	2.10
inception	9.18	6.30	8.37	11.39	11.28	5.55	1.89

Inception date July 29,2014

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, S&P 500® Index, S&P 500® Health Care Corporate Bond Index and S&P Composite 1500® Health Care REITs Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 1.5% of Net Assets	VALUE
	Biotechnology - 1.4%
911,127	Decipher Biosciences, Inc. Series II, 8.00%	$1,978,057
905,797	Decipher Biosciences, Inc. Series III, 8.00%	1,966,485
70,050	Decipher Biosciences, Inc. Series IV, 8.00%	152,079
294,259	Oculis SA, Series B2, 6.00% (c)	2,660,008
2,538,462	Rainier Therapeutics, Inc. Series A, 6.00%	254
1,470,588	Rainier Therapeutics, Inc. Series B, 6.00%	147
3,596,396	Rallybio Holdings, LLC Series B	5,000,069
		11,757,099
	Health Care Equipment & Supplies - 0.1%
163,405	IO Light Holdings, Inc. Series A2	629,223
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $16,193,625)	12,386,322
PRINCIPAL AMOUNT	CONVERTIBLE AND NOTES - 19.1% of Net Assets
	Convertible Notes (Restricted) (a) - 0.1%
	Biotechnology - 0.1%
$1,435,801	Rainier Therapeutics, Inc. Promissory Notes, 8.00% due 12/31/20	649,617
	TOTAL CONVERTIBLE NOTES	649,617
	Non-Convertible Notes - 19.0%
	Biotechnology - 4.1%
3,245,000	AbbVie, Inc., 3.20% due 05/14/26	3,572,500
5,303,000	AbbVie, Inc., 4.25% due 11/14/28	6,290,569
10,000,000	Amgen, Inc., 3.63% due 05/15/22	10,451,936
2,200,000	Amgen, Inc., 3.20% due 11/02/27	2,464,047
840,000	Biogen, Inc., 3.63% due 09/15/22	889,540
10,000,000	Gilead Sciences, Inc., 2.95% due 03/01/27	11,002,394
		34,670,986
	Health Care Equipment & Supplies - 2.2%
2,100,000	Abbott Laboratories, 3.40% due 11/30/23	2,283,647
2,413,000	Becton, Dickinson and Co., 3.70% due 06/06/27	2,735,958

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

PRINCIPAL AMOUNT	Health Care Equipment & Supplies - continued	VALUE
$2,225,000	Medtronic, Inc., 3.50% due 03/15/25	$2,506,737
3,500,000	Stryker Corp., 3.65% due 03/07/28	4,075,866
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 08/15/35	6,478,166
		18,080,374
	Health Care Providers & Services - 7.2%
10,500,000	Anthem, Inc., 3.50% due 08/15/24	11,511,251
2,975,000	Anthem, Inc., 4.10% due 03/01/28	3,459,646
2,325,000	Anthem, Inc., 4.65% due 08/15/44	2,918,688
2,100,000	Cigna Corp., 3.50% due 06/15/24 (d)	2,290,754
1,504,000	Cigna Corp., 4.38% due 10/15/28	1,789,095
8,250,000	Cigna Corp., 6.13% due 11/15/41 (d)	11,607,703
906,000	CVS Health Corp., 3.70% due 03/09/23	970,860
3,600,000	CVS Health Corp., 4.30% due 03/25/28	4,213,698
2,100,000	CVS Health Corp., 4.78% due 03/25/38	2,558,614
3,700,000	CVS Health Corp., 5.05% due 03/25/48	4,722,711
1,989,000	Encompass Health Corp., 5.75% due 11/01/24	1,991,983
2,750,000	Tenet Healthcare Corp., 4.63% due 07/15/24	2,763,750
2,100,000	UnitedHealth Group, Inc., 2.88% due 12/15/21	2,166,003
1,460,000	UnitedHealth Group, Inc., 3.85% due 06/15/28	1,723,120
4,970,000	UnitedHealth Group, Inc., 3.88% due 12/15/28	5,906,266
		60,594,142
	Healthcare Services - 0.3%
2,100,000	Laboratory Corporation of America Holdings, 3.60% due 02/01/25	2,332,161
	Life Sciences Tools & Services - 0.3%
2,100,000	Thermo Fisher Scientific, Inc., 3.20% due 08/15/27	2,363,306
	Pharmaceuticals - 4.9%
4,750,000	AstraZeneca plc, 6.45% due 09/15/37 (c)	7,216,119
7,500,000	Bristol-Myers Squibb Co., 3.20% due 06/15/26 (d)	8,459,524
2,100,000	Bristol-Myers Squibb Co., 3.40% due 07/26/29 (d)	2,445,890
2,200,000	Johnson & Johnson, 2.90% due 01/15/28	2,478,906
4,200,000	Merck & Co., Inc., 2.80% due 05/18/23	4,478,151
2,100,000	Merck & Co., Inc., 2.75% due 02/10/25	2,282,042

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

PRINCIPAL AMOUNT	Pharmaceuticals - continued	VALUE
$4,000,000	Merck & Co., Inc., 3.40% due 03/07/29	$4,660,292
8,100,000	Pfizer, Inc., 3.45% due 03/15/29	9,482,632
		41,503,556
	Total Non-Convertible Notes	159,544,525
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $144,727,467)	160,194,142
SHARES	COMMON STOCKS AND WARRANTS - 101.4% of Net Assets
	Biotechnology - 16.2%
488,359	AbbVie, Inc. (e)	42,775,365
29,292	Alexion Pharmaceuticals, Inc. (b)	3,351,884
72,998	Amgen, Inc.	18,553,172
123,052	Atreca, Inc. (b)	1,719,036
42,883	Biogen, Inc. (b) (e)	12,165,049
601	Esperion Therapeutics, Inc. (b)	22,339
348,417	Exelixis, Inc. (b) (e)	8,518,796
364,646	Galera Therapeutics, Inc. (b)	3,296,400
222,389	Gilead Sciences, Inc. (e)	14,052,761
31,649	Incyte Corp. (b)	2,840,181
25,000	Intercept Pharmaceuticals, Inc. (b)	1,036,500
34,093	Nektar Therapeutics (b)	565,603
226,241	Pieris Pharmaceuticals, Inc. (b)	468,319
40,496	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 06/08/21, exercise price $3.00) (a) (b)	9,314
20,248	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 06/08/21, exercise price $2.00) (a) (b)	9,112
24,874	Regeneron Pharmaceuticals, Inc. (b) (e)	13,923,968
21,700	REGENXBIO, Inc. (b)	597,184
40,054	Vertex Pharmaceuticals, Inc. (b)	10,899,494
27,479	Xencor, Inc. (b)	1,065,910
		135,870,387
	Health Care Equipment & Supplies - 21.0%
295,181	Abbott Laboratories	32,124,548
9,596	ABIOMED, Inc. (b) (e)	2,658,668
76,066	Baxter International, Inc.	6,117,228
83,358	Becton, Dickinson and Co. (e)	19,395,739

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
173,839	DENTSPLY Sirona, Inc.	$7,601,979
10,758	DexCom, Inc. (b)	4,434,770
220,358	Edwards Lifesciences Corp. (b) (e)	17,588,976
17,402	Hologic, Inc. (b)	1,156,711
14,106	IDEXX Laboratories, Inc. (b)	5,545,210
34,888	Inogen, Inc. (b)	1,011,752
321,093	Medtronic plc	33,367,985
55,587	STERIS plc	9,793,873
91,368	Stryker Corp. (e)	19,038,350
12,555	Teleflex, Inc.	4,273,973
90,298	Zimmer Biomet Holdings, Inc. (e)	12,293,170
		176,402,932
	Health Care Providers & Services - 13.7%
49,650	Acadia Healthcare Co., Inc. (b)	1,463,682
9,023	Addus HomeCare Corp. (b)	852,764
14,989	Amedisys, Inc. (b)	3,543,849
31,690	Anthem, Inc.	8,511,617
27,227	Charles River Laboratories International, Inc. (b) (e)	6,165,554
54,529	Cigna Corp.	9,237,758
109,035	Community Health Systems, Inc. (b)	460,128
217,095	CVS Health Corp.	12,678,348
19,912	Five Star Senior Living, Inc. (b)	100,954
48,720	HCA Healthcare, Inc. (e)	6,074,410
48,179	Humana, Inc. (e)	19,940,806
30,164	Molina Healthcare, Inc. (b) (e)	5,521,219
96,736	Tenet Healthcare Corp. (b) (e)	2,370,999
123,197	UnitedHealth Group, Inc.	38,409,129
		115,331,217
	Health Care Technology - 0.5%
58,600	Cerner Corp. (e)	4,236,194
	Healthcare Services - 2.7%
275,050	Centene Corp. (b) (e)	16,043,667
34,205	Laboratory Corporation of America Holdings (b) (e)	6,439,775
		22,483,442
	Life Sciences Tools & Services - 6.8%
39,625	Agilent Technologies, Inc.	3,999,747
7,600	Bio-Techne Corp.	1,882,748
63,149	Illumina, Inc. (b)	19,518,093
6,650	Mettler-Toledo International, Inc. (b)	6,422,237
18,335	PerkinElmer, Inc.	2,301,226

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES	Life Sciences Tools & Services - continued	VALUE
28,361	Thermo Fisher Scientific, Inc.	$12,521,949
53,060	Waters Corp. (b)	10,382,781
		57,028,781
	Medical Devices and Diagnostics - 6.5%
6,886	Align Technology, Inc. (b)	2,254,201
481,122	Boston Scientific Corp. (b) (e)	18,383,672
55,407	Danaher Corp.	11,930,789
13,277	Intuitive Surgical, Inc. (b)	9,420,562
41,557	Quest Diagnostics, Inc.	4,757,861
45,737	ResMed, Inc.	7,840,694
		54,587,779
	Pharmaceuticals - 28.2%
43,208	AmerisourceBergen Corp. (e)	4,187,719
1,642,302	Assertio Holdings, Inc. (b)	1,093,281
506,158	Bristol-Myers Squibb Co. (e)	30,516,266
204,109	Bristol-Myers Squibb Co., CVR 03/31/21 (b) (f)	459,245
111,428	Eli Lilly & Co.	16,493,573
176,599	Horizon Therapeutics plc (b) (e)	13,718,210
42,887	IQVIA Holdings, Inc. (b) (e)	6,760,278
367,521	Johnson & Johnson	54,716,527
51,839	McKesson Corp.	7,720,382
644,516	Merck & Co., Inc. (e)	53,462,602
95,851	Mylan N.V. (b)	1,421,470
28,292	Perrigo Co. plc	1,298,886
1,006,732	Pfizer, Inc. (e)	36,947,064
352,804	Teva Pharmaceutical Industries Ltd. (b) (e) (g)	3,178,764
25,361	Zoetis, Inc.	4,193,949
		236,168,216
	Real Estate Investment Trusts - 5.8%
293,879	Diversified Healthcare Trust REIT	1,034,454
31,668	Global Medical REIT Inc.	427,518
11,370	Healthcare Realty Trust Inc.	342,464
13,749	Healthcare Trust of America, Inc.	357,474
66,791	Healthpeak Properties, Inc.	1,813,376
135,390	LTC Properties, Inc.	4,719,695
266,557	Medical Properties Trust, Inc.	4,699,400
5,596	National Health Investors, Inc.	337,271
160,373	New Senior Investment Group Inc.	641,492
235,358	Omega Healthcare Investors, Inc.	7,046,619
326,992	Physicians Realty Trust	5,856,427
419,879	Sabra Health Care REIT, Inc.	5,788,032
3,075	Universal Health Realty Income Trust	175,244

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

SHARES		Real Estate Investment Trusts - continued	VALUE
156,416		Ventas, Inc.	$6,563,215
161,599		Welltower, Inc.	8,902,489
			48,705,170
		TOTAL COMMON STOCKS AND WARRANTS (Cost $806,444,752)	850,814,118
		EXCHANGE TRADED FUND - 0.1% of Net Assets
10,055		Health Care Select Sector SPDR Fund	1,060,602
		TOTAL EXCHANGE TRADED FUND (Cost $988,500)	1,060,602
PRINCIPAL AMOUNT		SHORT-TERM INVESTMENT - 6.6% of Net Assets
$55,239,000		Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $55,239,000, 0.00%, dated 09/30/20, due 10/01/20 (collateralized by U.S. Treasury Note 2.75%, due 2/15/28, market value $56,343,821)	55,239,000
		TOTAL SHORT-TERM INVESTMENT (Cost $55,239,000)	55,239,000
NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)		OPTION CONTRACTS WRITTEN - (0.0)% of Net Assets
		Call Option Contracts Written - (0.0)%
301/	(2,784,250)	AbbVie, Inc. Oct20 92.5 Call	(6,923)
14/	(406,000)	ABIOMED, Inc. Oct20 290 Call	(6,580)
42/	(420,000)	AmerisourceBergen Corp. Oct20 100 Call	(3,990)
35/	(840,000)	Becton, Dickinson and Co. Oct20 240 Call	(9,450)
63/	(1,827,000)	Biogen, Inc. Oct20 290 Call	(27,720)
203/	(832,300)	Boston Scientific Corp. Oct20 41 Call	(3,654)
250/	(1,500,000)	Bristol-Myers Squibb Co. Oct20 60 Call	(28,750)
114/	(741,000)	Centene Corp. Oct20 65 Call	(1,482)
87/	(630,750)	Cerner Corp. Oct20 72.5 Call	(15,921)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)		Call Option Contracts Written - continued	VALUE
14/	(322,000)	Charles River Laboratories International, Inc. Oct20 230 Call	$(6,580)
182/	(1,638,000)	Edwards Lifesciences Corp. Oct20 90 Call	(4,550)
127/	(381,000)	Exelixis, Inc. Oct20 30 Call	(508)
169/	(1,140,750)	Gilead Sciences, Inc. Oct20 67.5 Call	(2,873)
29/	(420,500)	HCA Healthcare, Inc. Oct20 145 Call	(1,160)
34/	(306,000)	Horizon Therapeutics plc Oct20 90 Call	(1,190)
20/	(840,000)	Humana, Inc. Oct20 420 Call	(13,800)
22/	(363,000)	IQVIA Holdings, Inc. Oct20 165 Call	(2,640)
37/	(703,000)	Laboratory Corporation of America Holdings Oct20 190 Call	(13,320)
628/	(5,495,000)	Merck & Co., Inc. Oct20 87.5 Call	(11,304)
29/	(551,000)	Molina Healthcare, Inc. Oct20 190 Call	(12,644)
1,503/	(5,861,700)	Pfizer, Inc. Oct20 39 Call	(30,060)
24/	(1,452,000)	Regeneron Pharmaceuticals, Inc. Oct20 605 Call	(8,400)
45/	(990,000)	Stryker Corp. Oct20 220 Call	(4,275)
142/	(468,600)	Tenet Healthcare Corp. Oct20 33 Call	(1,420)
492/	(492,000)	Teva Pharmaceutical Industries Ltd. Oct20 10 Call	(2,460)
32/	(480,000)	Zimmer Biomet Holdings, Inc. Oct20 150 Call	(1,600)
		Total Call Option Contracts Written (Premiums received ($439,217))	(223,254)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)		Put Option Contracts Written - 0.0%	VALUE
107/	(2,675,000)	Illumina, Inc. Oct20 250 Put	$(3,745)
		Total Put Option Contracts Written (Premiums received ($71,368))	(3,745)
		TOTAL OPTION CONTRACTS WRITTEN (Premiums received ($510,585))	(226,999)
		TOTAL INVESTMENTS - 128.7% (Cost $1,023,082,759)	1,079,467,185
		OTHER LIABILITIES IN EXCESS OF ASSETS - (28.7)%	(241,038,524)
		NET ASSETS - 100%	$838,428,661

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Foreign security.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)  A portion of security is pledged as collateral for call options written.

(f)  Contingent Value Right

(g)  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2020

ASSETS:
Investments, at value (cost $1,023,593,344)	$1,079,694,184
Cash and restricted cash	22,647,556
Dividends and interest receivable	2,187,424
Receivable for investments sold	1,704,118
Prepaid expenses	78,511
Total assets	1,106,311,793
LIABILITIES:
Payable for investments purchased	41,067,705
Accrued advisory fee	914,773
Accrued investor support service fees	45,739
Accrued shareholder reporting fees	40,153
Loan payable	225,000,000
Options written, at value (premium received $510,585)	226,999
Income distribution payable	97,247
Interest payable	361,330
Accrued other	129,186
Total liabilities	267,883,132
Commitments and Contingencies (see Note 1)
NET ASSETS	$838,428,661
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 41,340,447 shares issued and outstanding	$413,404
Additional paid-in-capital	791,580,962
Total distributable earnings (loss)	46,434,295
Total net assets (equivalent to $20.28 per share based on 41,340,447 shares outstanding)	$838,428,661

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2020

INVESTMENT INCOME:
Dividend income	$16,285,699
Interest and other income	5,782,390
Total investment income	22,068,089
EXPENSES:
Advisory fees	10,515,219
Interest expense	4,650,402
Investor support service fees	525,761
Administration fees	187,757
Custodian fees	174,701
Auditing fees	71,729
Shareholder reporting	141,274
Trustees' fees and expenses	129,377
Legal fees	117,571
Transfer agent fees	28,321
Other (see Note 2)	347,750
Total expenses	16,889,862
Net investment income	5,178,227
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	36,387,082
Closed or expired option contracts written	8,809,084
Foreign currency transactions	3,340
Net realized gain	45,199,506
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	67,260,611
Investments in affiliated issuers	380,524
Option contracts written	(1,376,306)
Net change in unrealized appreciation (depreciation)	66,264,829
Net realized and unrealized gain (loss)	111,464,335
Net increase in net assets resulting from operations	$116,642,562

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2020	Year ended September 30, 2019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$5,178,227	$3,086,033
Net realized gain	45,199,506	45,209,631
Change in net unrealized appreciation (depreciation)	66,264,829	(90,153,398)
Net increase (decrease) in net assets resulting from operations	116,642,562	(41,857,734)
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):	(55,862,704)	(56,059,707)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (122,213 and 610,415 shares, respectively) (see Note 1)	(2,037,314)	(10,638,148)
Total capital share transactions	(2,037,314)	(10,638,148)
Net increase (decrease) in net assets	58,742,544	(108,555,589)
NET ASSETS:
Beginning of year	779,686,117	888,241,706
End of year	$838,428,661	$779,686,117

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($606,803,963)
Purchases to close option contracts written	(1,626,421)
Net maturities of short-term investments	(12,548,000)
Sales of portfolio securities	664,375,802
Proceeds from option contracts written	15,385,187
Interest income received	6,155,541
Dividend income received	16,168,386
Other operating receipts (expenses paid)	(17,592,818)
Net cash provided from operating activities	63,513,714
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(55,869,330)
Fund shares repurchased	(2,037,314)
Net cash used for financing activities	(57,906,644)
NET INCREASE IN CASH AND RESTRICTED CASH	5,607,070
CASH AND RESTRICTED CASH AT BEGINNING OF YEAR	17,040,486
CASH AND RESTRICTED CASH AT END OF YEAR	$22,647,556 *
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$116,642,562
Purchases of portfolio securities	(606,803,963)
Purchases to close option contracts written	(1,626,421)
Net maturities of short-term investments	(12,548,000)
Sales of portfolio securities	664,375,802
Proceeds from option contracts written	15,385,187
Accretion of discount	230,271
Net realized (gain) loss on investments, options and foreign currencies	(45,199,506)
Increase in net unrealized (appreciation) depreciation on investments and options	(66,264,829)
Decrease in dividends and interest receivable	25,567
Increase in accrued expenses	63,482
Decrease in prepaid expenses and interest payable	(766,438)
Net cash provided from operating activities	$63,513,714
Cash paid for interest	$5,414,953

*  Includes $19,972,556 of cash and $2,675,000 of restricted cash.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2020	2019	2018	2017	2016
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$18.80	$21.11	$20.12	$19.14	$18.77
Net investment income (1)	0.13	0.07	0.13	0.16	0.18
Net realized and unrealized gain (loss)	2.69	(1.06)	2.15	2.16	1.78
Total increase (decrease) from investment operations	2.82	(0.99)	2.28	2.32	1.96
Distributions to shareholders from:
Net investment income	(0.71)	(0.15)	(0.58)	(1.03)	(1.37	)(2)
Net realized capital gains	(0.64)	(1.20)	(0.77)	(0.32)	(0.28	)(2)
Total distributions	(1.35)	(1.35)	(1.35)	(1.35)	(1.65)
Increase resulting from shares repurchased (1)	0.01	0.03	0.06	0.01	0.06
Net asset value per share, end of year	$20.28	$18.80	$21.11	$20.12	$19.14
Per share market value, end of year	$18.09	$17.46	$18.74	$18.57	$17.48
Total investment return at market value	11.71%	0.63%	9.00%	14.85%	18.25%
Total investment return at net asset value	16.30%	(3.81%)	13.32%	13.64%	12.44%
RATIOS
Net investment income to average net assets	0.63%	0.39%	0.69%	0.86%	0.96%
Expenses to average net assets	2.05%	2.42%	2.21%	2.03%	1.88%
Expenses, excluding interest expense, to average net asset	1.48%	1.50%	1.49%	1.51%	1.50%
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$838	$780	$888	$876	$837
Portfolio turnover rate	59.42%	55.92%	39.59%	36.22%	48.24%
Senior Securities (loan facility) outstanding (in millions)	$225	$225	$225	$225	$225
Asset coverage ratio on revolving credit facility at year end	473%	447%	495%	489%	472%
Asset coverage per $1,000 on revolving credit facility at year end	$4,726	$4,465	$4,948	$4,892	$4,720

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from income has been revised to reflect the proper classification.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2020, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The impact of the COVID-19 outbreak on the financial performance of the Fund's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Fund's future investment results may be materially adversely affected.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, yields or securities with similar characteristics, security quantity, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The pricing service may use a matrix approach, regarding securities with similar characteristics to determine the valuation for a security. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written and options purchased for the year ended September 30, 2020 were 6,431 and 358, respectively.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, investments, at value	$226,999	Net realized gain (loss) on Investments	($300,473)
			Change in unrealized appreciation (depreciation) on Investments	$731,575
			Net realized gain (loss) on closed or expired option contracts written	$8,809,084
			Change in unrealized appreciation (depreciation) on option contracts written	($1,376,306)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2020 totaled $591,452,721 and $588,838,750, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2020, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2021. Prior to this renewal, in March 2019, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2020. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price and the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2020, the Fund repurchased 122,213 shares at a total cost of $2,037,314. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 12.76%.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

During the year ended September 30, 2019, the Fund repurchased 610,415 shares at a total cost of $10,638,148. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 10.17%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, distributions from real estate investment trusts, foreign currency gains and losses, book to tax difference due to merger, losses disallowed on straddles and premium amortization accruals. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2020, the Fund reclassified $50,691,103 from accumulated net realized gain on investment and $50,691,103 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2020 were as follows:

Cost of investments for tax purposes	$1,033,285,433
Gross tax unrealized appreciation	$113,501,786
Gross tax unrealized depreciation	($67,320,034)
Net tax unrealized appreciation on investments	$46,181,752
Undistributed ordinary income	$—
Undistributed long-term capital gains	$349,789

The Fund has designated the distributions for its taxable years ended September 30, 2020 and 2019 as follows:

Distributions paid from:	2020	2019
Ordinary income (includes short-term capital gain)	$29,454,862	$6,371,333
Long-term capital gain	$26,407,842	$49,688,374

Statement of Cash Flows

The cash and restricted cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash and restricted cash on hand at September 30, 2020.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 29, 2021. As of September 30, 2020, the Fund had drawn down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 30, 2021. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2019 to September 30, 2020 were 2.0377% and $225,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 4) at September 30, 2020.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2020, these payments amounted to $99,993 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2020 were as follows:

Affiliated Companies	Beginning Value as of September 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2020
Assertio Holdings, Inc.*	$712,759	$—	$—	$—	$380,524	$1,093,281	**
	$712,759	$—	$—	$—	$380,524	$1,093,281

Affiliated Companies	Shares as of September 30, 2020	Principal Amount as of September 30, 2020	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
Assertio Holdings, Inc.*	1,642,302	$—	$—	$—
	1,642,302	$—	$—	$—

*  Zyla Life Sciences merged with Assertio Holdings, Inc. during the period.

**  Not an affiliate at September 30, 2020.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended September 30, 2020, the total amount of transfers between Level 3 and Level 1 was $2,449,999. The investment was transferred due to an initial public offering and the value is being supported by the market price. There were no other transfers between levels.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

The following is a summary of the levels used as of September 30, 2020 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology	$—	$—	$11,757,099	$11,757,099
Health Care Equipment & Supplies	—	—	629,223	629,223
Convertible Notes
Biotechnology	—	—	649,617	649,617
Non-convertible Notes
Biotechnology	—	34,670,986	—	34,670,986
Health Care Equipment & Supplies	—	18,080,374	—	18,080,374
Health Care Providers & Services	—	60,594,142	—	60,594,142
Healthcare Services	—	2,332,161	—	2,332,161
Life Sciences Tools & Services	—	2,363,306	—	2,363,306
Pharmaceuticals	—	41,503,556	—	41,503,556
Common Stocks and Warrants
Biotechnology	135,851,961	—	18,426	135,870,387
Health Care Equipment & Supplies	176,402,932	—	—	176,402,932
Health Care Providers & Services	115,331,217	—	—	115,331,217
Health Care Technology	4,236,194	—	—	4,236,194
Healthcare Services	22,483,442	—	—	22,483,442
Life Sciences Tools & Services	57,028,781	—	—	57,028,781
Medical Devices and Diagnostics	54,587,779	—	—	54,587,779
Pharmaceuticals	236,168,216	—	—	236,168,216
Real Estate Investment Trusts	48,705,170	—	—	48,705,170
Exchange Traded Fund	1,060,602	—	—	1,060,602
Short-term Investment	—	55,239,000	—	55,239,000
Total	$851,856,294	$214,783,525	$13,054,365	$1,079,694,184
Other Financial Instruments
Liabilities
Option Contracts Written	($226,999)	$—	$—	($226,999)
Total	($226,999)	$—	$—	($226,999)

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2019	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2020
Convertible Preferred and Warrants
Biotechnology	$10,302,277	($1,506,380)	$5,411,202	($1)	($2,449,999)	$11,757,099
Health Care Equipment & Supplies	339,338	(153,671)	628,250	(184,694)	0	629,223
Convertible Notes
Biotechnology	1,315,551	(786,307)	120,373	0	0	649,617
Health Care Equipment & Supplies	774,246	(494,242)	0	(280,004)	0	0
Common Stock and Warrants
Biotechnology	119,261	(100,835)	0	0	0	18,426
Total	$12,850,673	($3,041,435)	$6,159,825	($464,699)	($2,449,999)	$13,054,365
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2020						($2,392,251)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock and Warrants	$18,426	Income approach, Black-Scholes	Discount for lack of marketability	20.00% (20.00%)
Convertible Preferred and Warrants	77,733	Probability adjusted value	Probability of events Timing of events	20.00 0.75 (0.75) years% (20.00%)
	2,660,409	Market approach	(a)	N/A
	9,648,180	Recent transaction	(b)	N/A
Convertible Notes	649,617	Probability adjusted value	Probability of events Timing of events	0.00 0.50-15.75 (2.70) years%-99.00% (35.08%)
	$13,054,365

(a)  There is no quantitative information to provide as this method of measure is investment specific.

(b)  The valuation technique used as a basis to approximate fair value of these investments is based on subsequent financing rounds.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 1% of the Fund's Managed Assets at September 30, 2020.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2020. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Decipher Biosciences, Inc.
Series II Cvt. Pfd	03/29/19	$4,220,884	$2.17		$1,978,057
Series III Cvt. Pfd	03/29/19	955,119	2.17		1,966,485
Series IV Cvt. Pfd	05/14/20	152,079	2.17		152,079
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	628,047	3.85		629,223
Oculis SA, Series B2 Cvt. Pfd	01/16/19	2,477,246	9.04		2,660,008
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	1,651,433	0.00	††	254
Series B Cvt. Pfd	03/03/17	1,100,200	0.00	††	147
Cvt. Promissory Notes	01/30/19	417,285	0.00		0
Cvt. Promissory Notes	03/28/19	417,285	0.00		0
Cvt. Promissory Notes	07/16/19	480,999	108.05		519,692
Cvt. Promissory Notes	10/07/19	120,252	108.05		129,925
Rallybio Holdings, LLC Series B Cvt. Pfd	03/27/20	5,008,617	1.39		5,000,069
		$17,629,446			$13,035,939

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater than $0.00 but less than $0.01.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Tekla Healthcare Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Opportunities Fund (the "Fund"), including the schedule of investments, as of September 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2020

We have served as the auditor of one or more Tekla investment companies since 2004.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Jeffrey A. Bailey, Born: 4/1962	Trustee since 2020	4
CEO, IlluminOss Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2018); Director, Madison Vaccines, Inc. (since 2018); Director, BioDelivery Systems, Inc. (since 2020).
Rakesh K. Jain, Ph.D., Born: 12/1950	Trustee since 2014	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4
Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).
Oleg M. Pohotsky, M.B.A., J.D., Born: 3/1947	Trustee since 2014 Chairman since 2014	4

Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).

William S. Reardon, M.B.A., Born: 6/1946	Trustee since 2014	4
Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (2002-2019); Director, Synta Pharmaceuticals, Inc. (2004-2016).
Lucinda H. Stebbins, M.B.A., CPA, Born: 11/1945	Trustee since 2014	4
Independent Consultant, Deutsche Bank (2004-2015); Director, Solstice Home Care, Inc. (since 2014); Director, The Pointe at Pelican Bay (since 2019).

INTERESTED TRUSTEE

Daniel R. Omstead, Ph.D.[3] Born: 7/1953	President since 2014 Trustee since 2014	4

President of the Fund (since 2015), Tekla Healthcare Investors (HQH) (since 2001), Tekla Life Sciences Investors (HQL) (since 2001), Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Palyon Medical Corporation (2009-2015); IlluminOss Medical, Inc. (2011-2020); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019); Decipher Biosciences, Inc. (2016-2018).

1  The Address for each Trustee is: c/o Tekla Healthcare Opportunities Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

OFFICERS

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2014
President of the Fund, HQH (since 2001), HQL (since 2001) THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2014

Chief Compliance Officer, Secretary and Treasurer of the Fund, HQH (since 2009), HQL (since 2009), THW (since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: c/o Tekla Healthcare Opportunities Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 11, 2020. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Thomas M. Kent, CPA	35,836,662	722,456
Lucinda H. Stebbins, M.B.A., CPA	35,825,824	733,294

Thomas M. Kent, CPA and Lucinda H. Stebbins, M.B.A., CPA were elected to serve until the 2023 Annual Meeting.

Trustees serving until the 2021 Annual Meeting are Oleg M. Pohotsky, M.B.A., J.D. and William S. Reardon, M.B.A.

Trustees serving until the 2022 Annual Meeting are Rakesh K. Jain, Ph.D. and Daniel R. Omstead, Ph.D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2020 by the following votes:

For	Against/ Withhold	Abstain
36,124,145	195,414	239,559

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2020. In February 2021, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 40.76% of ordinary income dividends paid by the Fund qualified for the dividends received deduction for the year ended September 30, 2020.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Under Section 854(b)(2) of the Code, the Fund designated $12,861,688 as qualified dividends for the year ended September 30, 2020.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2020, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2021.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Christian M. Richard, M.B.A., M.S., Henry Skinner, Ph.D., Ashton L.Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

DIVIDEND REINVESTMENT AND STOCK
PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend

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(continued)

or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus $0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account.

Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

The following information in this annual report is a summary of certain information about the Fund and changes since September 30, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective and Policies

There have been no changes in the Fund's investment objective and policies since September 30, 2019 that have not been approved by shareholders.

The Fund's investment objective is to seek current income and long-term capital appreciation.

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industry ("Healthcare Companies") including equity securities, debt securities, and pooled investment vehicles. "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund's 80% policy may not be changed without 60 days' prior notice to the Fund's shareholders (the "Shareholders").

A company will be deemed to be a Healthcare Company if, at the time the Fund makes an investment in the company, 50% or more of such company's sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare Companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology (with respect to which the Fund will invest not more than 40% of its Managed Assets as measured at the time of investment), managed care, life science and tools, healthcare technology, healthcare services, healthcare supplies, healthcare facilities, healthcare equipment, healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a Healthcare Company.

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The Fund expects to invest 55-90% of its Managed Assets in equity securities (which may include common stock, preferred stock, convertible securities, and warrants or other rights to acquire common or preferred stock) as measured at the time of investment. Of the 55-90% of its Managed Assets that are invested in equity securities, the Fund will not invest more than 20%, as measured at the time of investment, in convertible securities, but in no event will the Fund's investment in convertible securities exceed 30%. The Fund will not invest more than 20% of its Managed Assets as measured at the time of investment in debt securities, including corporate debt obligations and debt securities that are rated non-investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or BB by Fitch, Inc. ("Fitch") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Fund's investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.

The Fund will not invest more than 30% of its Managed Assets (the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes)) as measured at the time of investment in derivatives, including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives. The Fund employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Shareholders. Over time, as the Fund's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. Other than the Fund's option strategy, the Fund may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Fund performance.

The Fund will not invest more than 20% of its Managed Assets as measured at the time of investment in non-U.S. securities, which may include securities denominated in the U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Fund, the Investment Adviser determines, in its discretion, whether a company is a non-U.S. company using an independent analysis of one or more classifications assigned by third parties. These classifications are generally based on a number of criteria, including a company's country of domicile, the primary stock exchange on which a company's securities trade, the location from which the majority of a company's revenue is derived, and a company's reporting currency. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, price volatility can be greater than in the United States.

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(continued)

The Fund will not invest more than 10% of its Managed Assets as measured at the time of investment in restricted securities, including private investments in public equity ("PIPEs").

The Fund may invest up to 25% of its Managed Assets as measured at the time of investment in real estate investment Funds that derive their income from the ownership, leasing, or financing of properties in the healthcare sector ("Healthcare REITs").

The Fund may from time-to-time lend its portfolio securities.

Changes to Risk Factors

The following information is a summary of certain changes to the Risk Factors since September 30, 2019. This information may not reflect all of the changes that have occurred since you purchased this Fund: The Fund added the Risk Factor "Special Purpose Acquisition Company Risk" to address the risks associated with investments in Special Purpose Acquisition Companies ("SPAC").

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund's shares.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Security Market Risk—Discount to NAV. Market price risk is a risk separate and distinct from the risk that the Fund's NAV will decrease. The Fund's shares have traded in the market below NAV per share (a discount), at NAV per share and above NAV per share (premium) since the commencement of the Fund's operations. There can be no assurance that the Fund's shares will trade at a premium in the future or that any such premium will be sustainable. The Fund cannot predict whether the shares will trade in the future at, above or below their NAV.

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Equity Securities Risk. The Fund expects to invest 55-90% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of

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(continued)

securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries. Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in securities of Healthcare Companies. As a result, the Fund's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The Fund may occasionally make investments in any company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Fund more susceptible to declines in the value of the company's stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Healthcare Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the Food and Drug Administration (the "FDA") for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular healthcare industries.

A concentration of investments in any healthcare industry or in Healthcare Companies generally may increase the risk and volatility of an investment company's portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.

Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks

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(continued)

and other intellectual property rights, upon which Healthcare Companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation that may be costly and that could result in a company losing an exclusive right to a patent.

With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act ("ACA") has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries, as discussed further below under "Risks Associated with Regulatory and Policy Changes." Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by Healthcare Companies in which the Fund may invest and may adversely affect the sales and revenues of Healthcare Companies.

Product development efforts by Healthcare Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Healthcare Companies.

Certain Healthcare Companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors as well as others may cause the value of the Fund's shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

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(continued)

The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.

Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.

The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company's valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company's valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to

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(continued)

comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.

A biotechnology company's valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.

Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organizations (HMOs) subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S. health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.

The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and

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(continued)

lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.

New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.

Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies' results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk. Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, the U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors

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(continued)

of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.

Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies' contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.

Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.

The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare

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(continued)

technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.

The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies' prospects for long-term growth.

Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law ("Stark Law") and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

A substantial percentage of a healthcare services company's service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs ("VA"), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.

Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown

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in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company's revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.

Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies' products and adversely impact their businesses, financial conditions or results of operations.

Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

The ACA was enacted into law in the United States in March 2010. Since the ACA's implementation, it has been the subject of controversy as several of its provisions have been challenged in court. It is possible that there will be changes to the law. Due to the relatively recent implementation of the ACA, the consequences of its enactment are not fully understood. It is unclear if the ACA will remain in place, but any changes that may decrease reimbursement for healthcare supplies companies' products, reduce medical procedure volumes or increase cost containment measures could adversely impact the business of such companies.

Healthcare Facilities Sector Risk. A healthcare facility's ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations ("PPOs"). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. As various provisions of the ACA evolve, it is not clear what impact, if any, the increased obligations on private payers imposed by the health care reform law will have on a healthcare facility's ability to negotiate reimbursement increases. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the

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contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.

Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility's business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility's overall business, financial condition, results of operations or cash flows.

Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.

Healthcare Equipment Sector Risk. The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.

Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company's products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.

Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice ("DOJ"), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies' interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.

Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.

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Quality problems with the processes, goods and services of a healthcare equipment company could harm the company's reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.

Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.

The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.

Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows and balance sheets of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.

Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies,

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including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Risks Associated with Regulatory and Policy Changes. In March 2010, the ACA was enacted, which helped extend healthcare coverage to millions of uninsured Americans. Many of the ACA's most significant reforms, such as the establishment of state-based and federally facilitated insurance exchanges that provide a marketplace for eligible individuals and small employers to purchase health care insurance, continue to evolve. Potential changes to the ACA or future changes to broader U.S. healthcare policy could affect the Fund and its investments over the next several years. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Interest Rate Risk. Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Fund can be expected to rise. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. Expectations of higher inflation generally cause interest rates to rise. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration.

Credit/Default Risk. Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer's ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Fund will invest in non-investment grade securities, it will be exposed to a greater amount of credit risk than a Fund which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer's current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel and incur additional costs.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of

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such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Non-Investment Grade Securities Risk. The Fund may invest in securities that are rated, at the time of investment, non-investment grade quality (rated "Ba/BB" or below), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Noninvestment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's NAV. Because of the substantial risks associated with investments in noninvestment grade securities, you could lose money on your investment in shares of the Fund, both in the short-term and the long-term.

Derivatives Risk. The Fund will invest no more than 30% of its Managed Assets as measured at the time of investment in derivative instruments including options, futures, options on futures, forwards, swaps, options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. The Fund employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund's Shareholders. Over time, as the Fund's portfolio becomes more seasoned, its ability to benefit from capital appreciation may become more limited and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. To the extent the Fund writes a covered put option, the Fund has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option's exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment

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falls below the exercise price. This means that a Fund that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding securities for some period of time when it is disadvantageous to do so. Therefore, over time, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund's ability to benefit from capital appreciation. Other than the Fund's option strategy, the Fund may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Fund performance.

Although both over-the-counter ("OTC") and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators or their withdrawal from the markets, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent the Fund from liquidating these positions at an advantageous time or price, subjecting the Fund to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty's cash collateral. The use of these derivatives trading techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser's use of derivative instruments may not be successful. Trading in derivative instruments can increase the Fund's exposure to leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the Fund's net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Fund's derivative transactions, and cause the Fund to lose value. For instance, the SEC has adopted new regulations related to a registered investment company's use of derivatives and related instruments. These regulations may significantly impact the Fund's ability to invest in derivatives and other instruments, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

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Risks Associated with the Fund's Option Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. If a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Fund's claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Regulation as a "Commodity Pool". The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the

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"CFTC"). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended ("CEA") (other than positions entered into for hedging purposes) may not exceed five percent of the Fund's liquidation value or, alternatively, the net notional value of the Fund's aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund's liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a "commodity pool operator", it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund's expenses.

Failure of Futures Commission Merchants and Clearing Organizations. The Fund may deposit funds required to margin open positions in derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities.

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Convertible Securities Risk. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

PIPEs Risk. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lockup agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the Commission's preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer's right to suspend the Fund's use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth

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companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

Leverage Risk. The Fund intends to use financial leverage for investment purposes. The Fund may issue preferred shares, borrow money and/or issue debt securities ("traditional leverage"). The Fund intends to use traditional leverage through a credit facility representing up to 20% of the Fund's Managed Assets. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as "effective leverage"). The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund's Managed Assets as measured at the time when leverage is incurred. Furthermore, at no time will the Fund's use of leverage, either through traditional leverage or effective leverage, exceed 33 1/3% of the Fund's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the use of covered calls will not be counted toward the Fund's limit on the use of effective leverage or in the overall 33 1/3% leverage limitation.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Fund and the asset coverage for preferred Shares, if any. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred Shares, or to redeem preferred Shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, as amended.

Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; when the Fund uses financial leverage, the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Effects of Leverage

Assuming that leverage will represent approximately 20% of Managed Assets and that the Fund will bear expenses relating to that leverage at an annual cost of 1.00%, Fund performance before leverage (net of expenses) must exceed .2% in order to cover the expenses specifically related to the Fund's use of leverage. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

As of September 30, 2020 and the most recently signed line of credit agreement, the Fund projects an annual leverage expense of 0.96%. The Fund had $225,000,000 of funds drawn on its line of credit which was 21.2% of Managed Assets as of September 30, 2020.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on total returns from an investment in the Fund assuming investment portfolio returns before leverage of (10)%, (5)%, 0%, 5% and 10%. The table further reflects the use of

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leverage representing 20% of the Fund's Managed Assets and the Fund's currently projected annual leverage expense of 1.00%.

Assumed Fund NAV Return Before Leverage (Net of Expenses)	(10.00)%	(5.00)%	.00%	5.00%	10.00%
Assumed Fund NAV Return Inclusive of Leverage	(12.75)%	(6.50)%	(.25)%	6.00%	12.25%

Assumed Fund performance before and inclusive of leverage are hypothetical and are provided to assist investors in understanding the effects of leverage. Actual performance experienced by the Fund may be lesser or greater than that shown above.

Restricted Securities and Valuation Risk. Some of the Fund's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund's portfolio, such Restricted Securities in the Fund's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Emerging Markets Risk. The Fund may invest in securities of issuers located in emerging countries ("Emerging Markets"). The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. The Fund's purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, or its affiliates and respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. The Fund will not invest more than 20% of its Managed Assets as measured at the time of investment in emerging market countries.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries.

Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

The Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund's use of foreign currency management techniques in emerging countries may be limited. A significant portion of the Fund's currency exposure in emerging countries may not be covered by these techniques.

Foreign Securities Risk. The Fund will not invest more than 20% of its Managed Assets as measured at the time of investment in non-U.S. securities, which may include securities denominated in the U.S. dollars or in non-U.S. currencies or multinational currency units. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Anti-Takeover Provisions Risk. The Fund's Amended and Restated Declaration of Trust ("Declaration of Trust"), dated June 11, 2014, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Healthcare Companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in restricted securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its "affiliates," including, among others, the Fund's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

Government Intervention. Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country,

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Potential Conflicts of Interest Risk. The Investment Adviser's investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.
Lucinda H. Stebbins, M.B.A., CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.

(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)	Not applicable.

(f)	A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR. Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110, (617) 772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is William S. Reardon. He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,563 for the fiscal year ended September 30, 2020 and $63,654 for the fiscal year ended September 30, 2019.

(b)	Audit Related Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,830 for the fiscal year ended September 30, 2020 and $5,660 for the fiscal year ended September 30, 2019. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)	All Other Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)       None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Lucinda H. Stebbins, Thomas M. Kent and William S. Reardon.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•	the name of the issuer;

•	the exchange ticker symbol, if available;

•	the CUSIP number, if available;

•	the shareholder meeting date;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or a security holder;

•	whether TCM cast its vote on the matter;

•	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•	whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of December 4, 2020, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Registrant. Dr. Omstead exercises ultimate decision making authority with respect to investments. Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Life Science Investors (“HQL”), and Tekla World Healthcare Fund (“THW”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, HQL and THW.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital.  He joined TCM in 2015.

Henry Skinner, Ph.D. is Senior Vice President, Venture of the investment adviser. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Ashton L.Wilson is Senior Vice President of the investment adviser. He was previously a Vice President in equity derivative trading at Goldman Sachs & Co. and was an equity derivative trader at Bank of America Merrill Lynch.  He joined TCM in 2018.

Christopher Abbott is Vice President, Research of the investment adviser. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined TCM in 2016.

Robert Benson, is Senior Analyst, Research of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined TCM in 2016.

Richard Goss is Senior Analyst of the investment adviser. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Jack Liu, M.B.A., Ph.D. is Senior Analyst of the investment adviser. He was previously a Research Analyst at Weatherbie Capital. He joined TCM in 2019.

Loretta Tse, Ph.D. is Senior Analyst of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

(a)(2) The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,085 million	0	0	0	0
Jason C. Akus	3	$2,085 million	0	0	0	0
Timothy Gasperoni	3	$2,085 million	0	0	0	0
Christian M. Richard	3	$2,085 million	0	0	0	0
Henry Skinner	3	$2,085 million	0	0	0	0
Ashton L.Wilson	3	$2,085 million	0	0	0	0
Christopher Abbott	3	$2,085 million	0	0	0	0
Robert Benson	3	$2,085 million	0	0	0	0
Richard Goss	3	$2,085 million	0	0	0	0
Jack Liu	3	$2,085 million	0	0	0	0
Loretta Tse	3	$2,085 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant, HQH, HQL and THW, Dr. Omstead is the President of the investment adviser of the Registrant. Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3) As of September 30, 2020, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 50% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indices and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4) As of September 30, 2020, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$500,001-$1,000,000
Jason C. Akus	none
Timothy Gasperoni	none
Christian M. Richard	none
Henry Skinner	none
Ashton L.Wilson	none
Christopher Abbott	none
Robert Benson	none
Richard Goss	none
Jack Liu	none
Loretta Tse	none

(b) N/A.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2019 - Oct. 31, 2019)	—		—	—	4,975,519
Month #2 (Nov. 1, 2019 – Nov. 30, 2019)	46,353		$18.19	46,353	4,929,166
Month #3 (Dec. 1, 2019– Dec. 31, 2019)	—		—	—	4,929,166
Month #4 (Jan. 1, 2020 – Jan. 31, 2020)	—		—	—	4,929,166
Month #5 (Feb. 1, 2020– Feb. 29, 2020)	31,331		$16.70	31,331	4,897,835
Month #6 (Mar. 1, 2020– Mar. 31, 2020)	51,829	(2)	$14.97	44,529	4,853,306
Month #7 (Apr. 1, 2020 – Apr. 30, 2020)	—		—	—	4,853,306
Month #8 (May 1, 2020 – May. 31, 2020)	—		—	—	4,853,306
Month #9 (Jun. 1, 2020 – Jun. 30, 2020)	—		—	—	4,853,306
Month #10 (Jul. 1, 2020 – Jul. 31, 2020)	—		—	—	4,960,854
Month #11 (Aug. 1, 2020 – Aug. 31, 2020)	—		—	—	4,960,854
Month #12 (Sep. 1, 2020 – Sep. 30, 2020)	—		—	—	4,960,854
Total	129,513		$16.54	122,213

(1)	On March 19, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 21, 2019, the Trustees approved the renewal of the repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2020. On March 19, 2020, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021.

(2)	7,300 shares were purchased in Month #6 by Daniel R. Omstead in the open market. Dr. Omstead is a director of the Registrant and a controlling person of the Registrant’s investment adviser. Accordingly, Dr. Omstead may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/4/20

* Print the name and title of each signing officer under his or her signature.